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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    September 8, 1998
                                                     (August 24, 1998)



                       MRS. FIELDS' ORIGINAL COOKIES, INC.
             (Exact name of Registrant as specified in its charter)




        DELAWARE                          333-45179               87-0552899
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(State or other jurisdiction      (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)


2855 East Cottonwood Parkway, Suite 400
        Salt Lake City, Utah                                  84121-7050
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (801) 736-5600


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets

         On August 24, 1998, Mrs. Fields' Original Cookies, Inc. a Delaware corporation (the "Company"), acquired 100% of the capital stock and subordinated indebtedness of Cookies USA, Inc. a Delaware corporation ("Cookies USA"), for an aggregate purchase price of approximately $18.4 million, pursuant to a Securities Purchase Agreement (the "Purchase Agreement"), dated as of August 13, 1998 among the Company, Cookies USA, and the individuals and entities identified as sellers therein. Prior to August 24, 1998 Cookies USA owned 100% of Great American Cookie Company, Inc., a Delaware corporation ("Great American"), which is a leading operator and franchisor of mall-based specialty retail cookie outlets. Upon consummation of the purchase of Cookies USA, the Company caused Cookies USA to be merged with and into the Company, as a result of which Great American became a direct wholly owned subsidiary of the Company. In related transactions, the Company also consummated the purchase of all of the capital stock of two Great American franchisees, Deblan Corporation, a Delaware corporation ("Deblan"), and Chocolate Chip Cookies of Texas, Inc., a Texas corporation ("Chocolate Chip"), for aggregate consideration of approximately $15.0 million (including the repayment of approximately $0.6 million of debt). Upon consummation of the purchases of Deblan and Chocolate Chip, the Company caused Deblan and Chocolate Chip to be merged with and into Great American. To facilitate these acquisitions the Company used part of the proceeds of an offering of $40.0 million in aggregate principal amount of its Series C 10 1/8% Senior Notes, together with part of the contribution of the net proceeds of an offering of unit securities of its parent, Mrs. Fields' Holding Company, Inc.. The Company also entered into agreements with entities controlled by another Great American franchisee (the "Asset Purchase Agreements") providing for the sale of eight Great American stores to the Company for a total purchase price of $1.75 million. The sale of the eight stores is expected to occur within 30 days after the purchase of Cookies USA. The franchisee was also a holder of Cookies USA securities and a party to the Purchase Agreement.

         The foregoing summary should be read in conjunction with and is qualified by reference to the Purchase Agreement, to the stock purchase agreements between the Company and the holders of the capital stock of Deblan and Chocolate Chip, and to the Asset Purchase Agreements, which are set forth as exhibits to this report.

         In connection with the contemplated acquisition of Cookies USA, the Company commenced a tender offer on August 17, 1998 for all of the outstanding $40.0 million in aggregate principal amount of Great American's 10 7/8% Senior Secured Notes due 2001 (the "Notes"). On August 24, 1998, the Company purchased approximately $33.5 million of the Notes that had been tendered through August 20, 1998 and an additional $5.4 million of the Notes that had been tendered through August 21, 1998. A press release describing the Company's acceptance of the Notes is set forth as an exhibit to this report.

Item 7. Financial Statements and Exhibits


Item 7 (a)        Financial statements of business acquired

                  The financial statements required by this item are not included with this report because it is impracticable to provide them at the time of this filing. The financial statements will be filed by amendment not later than 60 days after the date this report is filed.


Item 7 (b)        Pro forma financial information

                  The pro forma financial information required by this item are not included with this report because it is impracticable to provide them at the time of this filing. The pro forma financial information will be filed by amendment not later than 60 days after the date this report is filed.


Item 7 (c)        Exhibits

Exhibit 2.1 Securities Purchase Agreement, dated as of August 13, 1998, by and among Cookies USA, Inc., the Individuals and Entities identified therein as the Sellers and Mrs. Fields'
                  Original Cookies, Inc. (Schedules and exhibits to the agreement have been omitted from this filing and will be furnished to the Securities and Exchange Commission upon request.)

Exhibit 2.2 Stock Purchase Agreement among Mrs. Fields' Original Cookies, Inc., as Buyer, and Jake Tortorice of Chocolate Chip Cookies of Texas, Inc. as Seller

Exhibit 2.3 Stock Purchase Agreement among Mrs. Fields' Original Cookies, Inc., as Buyer, and Lawrence J. Cohen, Mildred S. Cohen, Jerome E. Mouton, Steven J. Bryan and Jason A. Piltzmaker, holders of all outstanding capital stock of Deblan Corporation , as Sellers

Exhibit 2.4 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and ASK & MSK Family Limited Partnership-II(B), Ltd.

Exhibit 2.5 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Crossroads Cookies, Inc.

Exhibit 2.6 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Hot Barton and Northpark Cookies, Inc.

Exhibit 2.7 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Northpark Cookies, Inc.

Exhibit 2.8 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Quail Springs Cookies, Inc.

Exhibit 2.9 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Westgate Cookies, Inc.

Exhibit 99.1 Press Release of Mrs. Fields' Original Cookies, Inc., dated August 25, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                             MRS. FIELDS' ORIGINAL COOKIES, INC.


Date:    September 8, 1998                   /s/Michael R. Ward
                                             Michael R. Ward, VP & Legal Counsel

                                  EXHIBIT INDEX


Item 7 (c)        Exhibits


Exhibit 2.1 Securities Purchase Agreement, dated as of August 13, 1998, by and among Cookies USA, Inc., the Individuals and Entities identified therein as the Sellers and Mrs. Fields'
                  Original Cookies, Inc. (Schedules and exhibits to the agreement have been omitted from this filing and will be furnished to the Securities and Exchange Commission upon request.)

Exhibit 2.2 Stock Purchase Agreement among Mrs. Fields' Original Cookies, Inc., as Buyer, and Jake Tortorice of Chocolate Chip Cookies of Texas, Inc. as Seller

Exhibit 2.3 Stock Purchase Agreement among Mrs. Fields' Original Cookies, Inc., as Buyer, and Lawrence J. Cohen, Mildred S. Cohen, Jerome E. Mouton, Steven J. Bryan and Jason A. Piltzmaker, holders of all outstanding capital stock of Deblan Corporation , as Sellers

Exhibit 2.4 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and ASK & MSK Family Limited Partnership-II(B), Ltd.

Exhibit 2.5 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Crossroads Cookies, Inc.

Exhibit 2.6 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Hot Barton and Northpark Cookies, Inc.

Exhibit 2.7 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Northpark Cookies, Inc.

Exhibit 2.8 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Quail Springs Cookies, Inc.

Exhibit 2.9 Asset Purchase Agreement between Mrs. Fields' Original Cookies , Inc. and Westgate Cookies, Inc.

Exhibit 99.1 Press Release of Mrs. Fields' Original Cookies, Inc., dated August 25, 1998.